UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2023

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	The Nasdaq Stock Market LLC
Warrants	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 11, 2023, PetVivo Holdings, Inc. (the “Company”) entered into Convertible Debenture Conversion Agreements (“Conversion Agreements”) with three debenture holders (“Debenture Holders”) who advanced an aggregate of $550,000 to the Company pursuant to convertible debentures (“Convertible Debentures”) dated July 26, 2023. The Company previously disclosed the issuance, sale, and terms of these Convertible Debentures in its Form 8-K dated July 27, 2023 filed with the Securities and Exchange Commission on July 31, 2023.

Pursuant to the Conversion Agreements, each Debenture Holder agreed to voluntarily and immediately convert the outstanding balance on his Convertible Debenture into shares of the Company’s common stock prior to January 26, 2024, the maturity date of the Convertible Debentures, provided that the Company (i) adjust the original conversion rate to one share of the Company’s common stock for each $1.50 of principal (reduced from $1.60 in the Convertible Debenture) and pay an amount equal to six months of interest (the “New Conversion Rate”) and (ii) grant warrants to the Debenture Holders providing each Debenture Holder with the right to purchase the number of shares of the Company’s common stock issued to the Debenture Holder in the conversion.

Pursuant to the Conversion Agreement effective as of August 11, 2023, the Debenture Holders converted $550,000 in Convertible Debenture and accrued interest of $27,500 on the Convertible Debentures, into (i) 385,000 shares of the Company’s common stock restricted under Rule 144 of the Securities Act of 1933, as amended and (ii) warrants (“Warrants”) to purchase an aggregate of 385,000 shares of the Company’s common stock. The Warrants are exercisable any time on or after February 7, 2024 and prior to August 10, 2026 at an exercise price of Two Dollars ($2.00) per share.

The foregoing description of the Conversion Agreement and the Warrants is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibits 10.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of Warrant
10.1	Form of Convertible Debenture Conversion Agreement dated August 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: August 11, 2023	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer